                                                         Exhibit 20.1


                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1993-1 Supplement, dated as of September 9, 1993 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1998
                                               -----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  16,125,000.00
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $  16,125,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 600,000,000.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             _________________________________
                                             Name:
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1998.
                                               ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  11,400,000.00
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $  11,400,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             _________________________________
                                             Name:
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, a amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1998.
                                               ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  11,775,000.00
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $  11,775,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                         $  300,000,000.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                           By: \s\ Jay Stevelman
                                             _________________________________
                                             Name:
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1998
                                              ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   3,623,511.38
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   3,623,511.38
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested  Amount as of the Record Date/
       Class A Initial  Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 950,000,000.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             ---------------------------------
                                             Name:
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1998.
                                               -------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   1,137,516.75
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   1,137,516.75
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested  Amount as of the Record Date
       Class A Initial  Invested Amount  (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             ---------------------------------
                                             Name:
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



    The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1998.
                                               ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   4,916,666.67
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   4,916,666.67
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested  Amount as of the Record Date/
       Class A Initial  Invested Amount  (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                         $1,000,000,000.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             ---------------------------------
                                             Name:
                                             Title:

                                                            Exhibit 20.2


                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1992-2 Supplement, dated as of August 3, 1992 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.      The "Record Date" referred to herein is February 28, 1999.
                                                -----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     164,903.00
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     164,903.00
                                                              ----------------
4    . Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested  Amount as of the Record Date
       Class B Initial  Invested Amount  (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  29,100,529.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             ----------------------------
                                             Name:    Jay Stevelman
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1993-1 Supplement, dated as of September 9, 1993 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.


1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1999.
                                               -----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     160,052.91
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     160,052.91
                                                              ----------------
4      Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested  Amount as of the Record Date
       Class B Initial  Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  34,920,635.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             ------------------------------
                                             Name:    Jay Stevelman
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1999.
                                               ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     112,764.55
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     112,764.55
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0

5.     Class B Invested  Amount as of the Record Date/
       Class B Initial  Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             ------------------------------
                                              Name:    Jay Stevelman
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1999.
                                               ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     115,674.60
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     115,674.60
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested  Amount as of the Record Date
       Class B Initial  Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             -----------------------------
                                              Name:    Jay Stevelman
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1999.
                                              ----------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     468,581.08
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     468,581.08
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested  Amount as of the Record Date/
       Class B Initial  Invested  Amount (determined
       after taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  77,027,027.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             -----------------------------
                                             Name:    Jay Stevelman
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates


     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1999.
                                               ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     143,918.92
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     143,918.92
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested  Amount as of the Record Date/
       Class B Initial  Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  24,324,324.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             -----------------------------
                                             Name:    Jay Stevelman
                                             Title:

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is February 28, 1999.
                                               ------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     293,430.33
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     293,430.33
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested  Amount as of the Record Date/
       Class B Initial  Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  58,201,058.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of March, 1999.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer


                                          By: \s\ Jay Stevelman
                                             -----------------------------
                                             Name:    Jay Stevelman
                                             Title: